UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 6, 2021

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E Layton Avenue, Denver, Colorado 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 6, 2021, Newmont Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it has launched offers (collectively, the “Tender Offers”) to purchase for cash (i) the Company’s outstanding 3.700% Notes due 2023 (the “2023 Newmont Notes”), and (ii) outstanding 3.700% Notes due 2023 issued by Goldcorp Inc. (the “2023 Goldcorp Notes” and together with the 2023 Newmont Notes, the “2023 Notes” or the “Tender Offer Notes”). The Tender Offers are being made pursuant to the terms and subject to the conditions set forth in the offer to purchase, dated December 6, 2021.

In conjunction with the Tender Offer, the Company is also soliciting consents of the holders of the Tender Offer Notes to the adoption of certain proposed amendments to the relevant indentures governing the Tender Offer Notes, including shortening the minimum notice period under the indentures governing the Tender Offer Notes for the optional redemption of the Tender Offer Notes to two calendar days.

A copy of the press release announcing the Tender Offers is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On December 6, 2021, the Company issued a press release announcing its intention to offer, subject to market and other conditions, sustainability-linked senior unsecured notes pursuant to its Shelf Registration Statement (the “Shelf Registration Statement”) on Form S-3ASR (No. 333-258097) filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2021.

A copy of the press release announcing the senior notes offering is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

This Form 8-K shall be deemed to be incorporated by reference into the prospectus supplement expected to be filed with the SEC on December 7, 2021 (the “Prospectus Supplement”), forming part of the Shelf Registration Statement and part of such prospectus (the “Base Prospectus”), from the date of the filing thereof.

Important Legal Information

This Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase or a solicitation of tenders, nor shall there be any offer, solicitation, purchase or sale of any of the securities in any jurisdiction in which such offer, solicitation, purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Prospectus Supplement, the Shelf Registration Statement or the Base Prospectus.

An electronic copy of the Prospectus Supplement and accompanying Base Prospectus for the offering may be obtained at www.sec.gov.

Item 8.01 of this Form 8-K, Exhibit 99.1 and Exhibit 99.2 thereto contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, December 6, 2021
99.2	Press Release, December 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

	By:	/s/ Logan Hennessey
Logan Hennessey
Dated: December 6, 2021		Vice President, Associate General Counsel and Corporate Secretary